                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                               $     5,786,434.70

RECEIPTS:
     1. Receipts from Operations                                                $        28,333.33
     2. Other Receipts                                                          $         4,196.52
                                                                               --------------------
TOTAL RECEIPTS                                                                  $        32,529.85

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                             $                -
        b. Others                                                               $                -
     4. Taxes
        a. Federal Income Taxes                                                 $                -
        b. FICA Withholdings                                                    $                -
        c. Employee's withholdings                                              $                -
        d. Employer's FICA                                                      $                -
        e. Federal Unemployment Taxes                                           $                -
        f. State Income Tax                                                     $                -
        g. State Employee withholdings                                          $                -
        h. All other state taxes                                                $                -

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)
        b. Utilities                                                            $                -
        c. Insurance                                                            $                -
        d. Merchandise bought for manufacture or sell                           $                -
        e. Other necessary expenses
           Collection fees                                                      $         2,550.00
           Professional fees                                                    $        16,407.96
           Record Storage Fees                                                  $           641.48
                                                                               --------------------

TOTAL DISBURSEMENTS                                                             $        19,599.44
Less:  Disbursements paid by Parent or Affiliates                               $       (17,049.44)
                                                                               --------------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $         2,550.00

                                                                               --------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $        29,979.85

ENDING BALANCE IN Bank of America 3751607047                                    $     5,021,500.96
ENDING BALANCE IN Bank of America 3751567556                                    $       794,913.59
ENDING BALANCE IN Bank of America 2591500124                                    $                -

                                                                               --------------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $     5,816,414.55
                                                                               ====================



                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:                Bank of America
Location:            Dallas, TX
Account Name:        Customer Connection Analyzed Checking
Account Number:      3751607047

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
Receipts from Operations:
      04/11/02       Calling Solutions                                             $       17,000.00
                                                                                  --------------------
                                                                                   $       17,000.00
                                                                                  ====================
Other Receipts:
      4/11/02        State of Indiana (Tax refund)                                 $        4,196.52

                                                                                  --------------------
                                                                                   $        4,196.52
                                                                                  ====================



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:                Bank of America
Location:            Dallas, Texas
Account Name:        Customer Connection Analyzed Checking
Account Number:      3751567556


   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
      04/11/02       Steel City Telecom                                            $         4,000.00
      04/11/02       KCI, Inc.                                                     $         5,000.00
      04/19/02       Steel City Telecom                                            $         2,333.33
                                                                                  --------------------
                                                                            Total  $        11,333.33
                                                                                  ====================




                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2002


Bank:                Bank of America
Location:            Dallas, TX
Account Name:        Customer Connection Analyzed Checking
Account Number:      3751607047

   DATE DISBURSED       CHECK NUMBER                  DESCRIPTION                     AMOUNT
   --------------       ------------                  -----------                     ------
      04/11/02              Wire                     Collection Fee              $         2,550.00

                                                                                --------------------
                                                                          Total  $         2,550.00
                                                                                ====================




                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2002

STATEMENT OF INVENTORY

Beginning Inventory                  $                    -
Add: purchases                       $                    -
Less: goods sold                     $                    -
                                     ------------------------
Ending inventory                     $                    -
                                     ========================


PAYROLL INFORMATION STATEMENT

   Gross payroll for this period     $                    -
   Payroll taxes due but unpaid      $                    -


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                    DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
     NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------       --------------       -----------------   ---------------------  --------------------

   Waterton Printers Square           Monthly            $     12,784.41           0                 $           -
   One Wilshire Arcade                Monthly            $     24,965.68           1                 $   24,965.68



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                   3RD PARTY           INTERCOMPANY             TOTAL
                                                              ----------------------------------------------------------------
              Beginning of month balance                          $ 100,131,114.57          $ 119,099.49     $ 100,250,214.06
              Add: sales on account                               $              -          $          -     $              -
              Add: customer credits                               $      (8,182.19)         $          -     $      (8,182.19)
              Add: intercompany activity                          $              -          $          -     $              -
              Less: collections                                   $     (28,333.33)         $          -     $     (28,333.33)
              Less: offsets                                       $              -          $          -     $              -
              Less: application of customer deposits                                        $          -     $              -
                                                              ----------------------------------------------------------------
              End of month balance                                $ 100,094,599.05          $ 119,099.49     $ 100,213,698.54
                                                              ================================================================


      0-30 Days                31-60 Days                            61-90 Days         Over 90 Days         End of Month Total
      ---------                ----------                            ----------         ------------         ------------------
$             -          $              -                           $         -    $    100,094,599.05       $   100,094,599.05




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                     3RD PARTY           INTERCOMPANY             TOTAL
                                                             -----------------------------------------------------------------
             Beginning of month balance                         $      534,436.18        $  7,648,176.30       $  8,182,612.48
             Add: sales on account**                            $       19,599.44        $             -       $     19,599.44
             Add: intercompany activity
                Expenses paid directly by Parent or Affiliate   $      (17,049.44)       $     17,049.44       $             -
                Net cash advanced by Parent or Affiliate        $               -        $             -       $             -
                Credit extended by Parent or Affiliate          $               -        $             -       $             -
                Amounts collected on behalf of Affiliate        $               -        $             -       $             -
             Less: payments                                     $       (2,550.00)       $             -       $     (2,550.00)
                                                             ------------------------------------------------------------------
             End of month balance                               $      534,436.18        $  7,665,225.74       $  8,199,661.92
                                                             ==================================================================

    0-30 Days                 31-60 Days                           61-90 Days           Over 90 Days       End of Month Total
    ---------                 ----------                           ----------           ------------       ------------------
 $          -             $            -                        $            -          $ 534,436.18         $ 534,436.18


**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of April 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


  1.    Federal income taxes             Yes (X)                    No ( )

  2.    FICA withholdings                Yes (X)                    No ( )

  3.    Employee's withholdings          Yes (X)                    No ( )

  4.    Employer's FICA                  Yes (X)                    No ( )

  5.    Federal unemployment taxes       Yes (X)                    No ( )

  6.    State income tax                 Yes (X)                    No ( )

  7.    State employee withholdings      Yes (X)                    No ( )

  8.    All other state taxes              See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.





                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                              --------------------------------------------------
                              For the Debtor In Possession

                              Henry C. Lyon
                              Designated Officer




                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2002



BEGINNING BALANCE IN ALL ACCOUNTS                                                $     5,816,414.55

RECEIPTS:
     1. Receipts from Operations (Received by Parent or Affiliates)              $         6,764.33
     2. Other Receipts                                                           $                -
                                                                                --------------------

TOTAL RECEIPTS                                                                   $         6,764.33
Less:  Receipts received by Parent or Affiliate                                  $        (6,764.33)
                                                                                --------------------
ADJUSTED RECEIPTS                                                                $                -

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                              $                -
        b. Others                                                                $                -
     4. Taxes
        a. Federal Income Taxes                                                  $                -
        b. FICA Withholdings                                                     $                -
        c. Employee's withholdings                                               $                -
        d. Employer's FICA                                                       $                -
        e. Federal Unemployment Taxes                                            $                -
        f. State Income Tax                                                      $                -
        g. State Employee withholdings                                           $                -
        h. All other state taxes                                                 $                -

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)
        b. Utilities                                                             $                -
        c. Insurance                                                             $                -
        d. Merchandise bought for manufacture or sell                            $                -
        e. Other necessary expenses
            Professional fees                                                    $        41,324.46
            Record Storage Fees                                                  $           641.48
                                                                                --------------------

TOTAL DISBURSEMENTS                                                              $        41,965.94
Less:  Disbursements paid by Parent or Affiliates                                $       (41,965.94)
                                                                                --------------------
ADJUSTED TOTAL DISBURSEMENTS                                                     $                -

                                                                                --------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                              $                -

NET INTERCOMPANY SWEEP TRANSFERS - FCI                                           $                -
                                                                                --------------------

ENDING BALANCE IN Bank of America 3751607047                                     $     5,021,500.96
ENDING BALANCE IN Bank of America 3751567556                                     $       794,913.59

                                                                                --------------------
ENDING BALANCE IN ALL ACCOUNTS                                                   $     5,816,414.55
                                                                                ====================


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF INVENTORY
   Beginning Inventory              $                   -
   Add: purchases                   $                   -
   Less: goods sold                 $                   -
                                   -----------------------
   Ending inventory                 $                   -
                                   =======================

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period    $                   -
   Payroll taxes due but unpaid     $                   -


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
     NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------       --------------       -----------------   ---------------------  --------------------
   Waterton Printers Square           Monthly            $      12,784.41             0              $                -
   One Wilshire Arcade                Monthly            $      24,965.68             1              $        24,965.68



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                  3RD PARTY           INTERCOMPANY             TOTAL
                                                             ----------------------------------------------------------------
             Beginning of month balance                          $ 100,094,599.05          $ 119,099.49     $ 100,213,698.54
             Add: sales on account                               $              -          $          -     $              -
             Add: customer credits                               $              -          $          -     $              -
             Add: intercompany activity                          $              -          $          -     $              -
             Less: collections                                   $      (6,764.33)         $   6,764.33     $              -
             Less: offsets                                       $              -          $          -     $              -
             Less: application of customer deposits              $                         $          -     $              -
                                                             ----------------------------------------------------------------
             End of month balance                                $ 100,087,834.72          $ 125,863.82     $ 100,213,698.54
                                                             ================================================================



       0-30 Days                31-60 Days                         61-90 Days          Over 90 Days        End of Month Total
       ---------                ----------                         ----------          ------------        ------------------
 $            -              $           -                       $          -       $ 100,087,834.72       $  100,087,834.72


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                      3RD PARTY           INTERCOMPANY             TOTAL
                                                             ----------------------------------------------------------------
            Beginning of month balance                        $       534,436.18      $   7,665,225.74       $ 8,199,661.92
            Add: sales on account**                           $        41,965.94      $              -       $    41,965.94
            Add: intercompany activity
               Expenses paid directly by Parent or Affiliate  $       (41,965.94)     $      41,965.94       $            -
               Net cash advanced by Parent or Affiliate       $                -      $              -       $            -
               Credit extended by Parent or Affiliate         $                -      $              -       $            -
               Amounts collected on behalf of Affiliate       $                -      $              -       $            -
            Less: payments                                    $                -      $              -       $            -
                                                            ----------------------------------------------------------------
            End of month balance                              $       534,436.18      $   7,707,191.68       $ 8,241,627.86
                                                            ================================================================


       0-30 Days                31-60 Days                        61-90 Days           Over 90 Days        End of Month Total
       ---------                ----------                        ----------           ------------        ------------------
$              -              $         -                        $         -           $ 534,436.18        $    534,436.18


**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of May 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.




                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending: May 31, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.



  1.   Federal income taxes             Yes (X)                    No ( )

  2.   FICA withholdings                Yes (X)                    No ( )

  3.   Employee's withholdings          Yes (X)                    No ( )

  4.   Employer's FICA                  Yes (X)                    No ( )

  5.   Federal unemployment taxes       Yes (X)                    No ( )

  6.   State income tax                 Yes (X)                    No ( )

  7.   State employee withholdings      Yes (X)                    No ( )

  8.   All other state taxes               See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.




                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                             --------------------------------------------------
                             For the Debtor In Possession

                             Henry C. Lyon
                             Designated Officer




                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                                 $   5,816,414.55

RECEIPTS:
     1. Receipts from Operations                                                  $       7,333.00
     2. Other Receipts                                                            $              -
                                                                               --------------------

TOTAL RECEIPTS                                                                    $       7,333.00

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                               $              -
        b. Others                                                                 $              -
     4. Taxes
        a. Federal Income Taxes                                                   $              -
        b. FICA Withholdings                                                      $              -
        c. Employee's withholdings                                                $              -
        d. Employer's FICA                                                        $              -
        e. Federal Unemployment Taxes                                             $              -
        f. State Income Tax                                                       $              -
        g. State Employee withholdings                                            $              -
        h. All other state taxes                                                  $              -

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)
        b. Utilities                                                              $              -
        c. Insurance                                                              $              -
        d. Merchandise bought for manufacture or sell                             $              -
        e. Other necessary expenses
           U.S. Trustee Fees                                                      $       1,250.00
           Record Storage Fees                                                    $       2,023.44
                                                                               --------------------

TOTAL DISBURSEMENTS                                                               $       3,273.44
Less:  Disbursements paid by Parent or Affiliates                                 $        ,273.44)
                                                                               --------------------
ADJUSTED TOTAL DISBURSEMENTS                                                      $              -

                                                                               --------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                               $       7,333.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                           $       6,764.33
                                                                               --------------------

ENDING BALANCE IN Bank of America 3751607047                                      $   5,021,500.96
ENDING BALANCE IN Bank of America 3751567556                                      $     809,010.92

                                                                               --------------------
ENDING BALANCE IN ALL ACCOUNTS                                                    $   5,830,511.88
                                                                               ====================



                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank:                Bank of America
Location:            Dallas, Texas
Account Name:        Customer Connection Analyzed Checking
Account Number:      3751567556

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
      06/04/02       KCI, Inc.                                                     $         5,000.00
      06/19/02       Steel City Telecom                                            $         2,333.00
                                                                                  --------------------
                                                                            Total  $         7,333.00
                                                                                  ====================



                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF INVENTORY

   Beginning Inventory                    $                  -
   Add: purchases                         $                  -
   Less: goods sold                       $                  -
                                         -----------------------
   Ending inventory                       $                  -
                                         =======================

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period          $                  -
   Payroll taxes due but unpaid           $                  -


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
     NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------       --------------      -------------------   ---------------------  --------------------
   Waterton Printers Square           Monthly           $      12,784.41              0               $              -
   One Wilshire Arcade                Monthly           $      24,965.68              1               $      24,965.68


                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                       3RD PARTY           INTERCOMPANY             TOTAL
                                                                ----------------------------------------------------------------
                Beginning of month balance                          $ 100,087,834.72          $  125,863.82     $ 100,213,698.54
                Add: sales on account                               $              -          $           -     $              -
                Add: customer credits                               $      (5,375.94)         $           -     $      (5,375.94)
                Add: intercompany activity                          $              -          $   (6,764.33)    $      (6,764.33)
                Less: collections                                   $      (7,333.00)         $           -     $      (7,333.00)
                Less: offsets                                       $              -          $           -     $              -
                Less: application of customer deposits                                        $           -     $              -
                                                                ----------------------------------------------------------------
                End of month balance                                $ 100,075,125.78          $  119,099.49     $ 100,194,225.27
                                                                ================================================================

   0-30 Days                 31-60 Days                                61-90 Days          Over 90 Days       End of Month Total
    ---------                 ----------                                ----------          ------------       ------------------
  $        -                  $       -                              $           -        $  100,075,125.78     $  100,075,125.78



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                    3RD PARTY                INTERCOMPANY             TOTAL
                                                               ------------------------------------------------------------------
               Beginning of month balance                         $     534,436.18         $  7,707,191.68       $  8,241,627.86
               Add: sales on account**                            $       3,273.44         $             -       $      3,273.44
               Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate   $      (3,273.44)        $      3,273.44       $             -
                  Net cash advanced by Parent or Affiliate        $              -         $             -       $             -
                  Credit extended by Parent or Affiliate          $              -         $             -       $             -
                  Amounts collected on behalf of Affiliate        $              -         $             -       $             -
               Less: payments                                     $              -         $             -       $             -
                                                               ------------------------------------------------------------------
               End of month balance                               $     534,436.18         $  7,710,465.12       $  8,244,901.30
                                                               ==================================================================

    0-30 Days                 31-60 Days                             61-90 Days              Over 90 Days       End of Month Total
    ---------                 ----------                              ----------             ------------       ------------------
  $        -                 $          -                          $            -          $    534,436.18       $    534,436.18


**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of June 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.



                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group      CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

 1.   Federal income taxes             Yes (X)                    No ( )

 2.   FICA withholdings                Yes (X)                    No ( )

 3.   Employee's withholdings          Yes (X)                    No ( )

 4.   Employer's FICA                  Yes (X)                    No ( )

 5.   Federal unemployment taxes       Yes (X)                    No ( )

 6.   State income tax                 Yes (X)                    No ( )

 7.   State employee withholdings      Yes (X)                    No ( )

 8.   All other state taxes               See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                             --------------------------------------------------
                             For the Debtor In Possession

                             Henry C. Lyon
                             Designated Officer


                            OPERATING REPORT Page 6